2 Non-GAAP Measures This presentation includes references to EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Segment EBITDA, Adjusted Segment EBITDA, Adjusted Segment EBITDA margin, and EBIT, which are not measures calculated in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Reconciliations of EBITDA, Adjusted EBITDA, Segment EBITDA, Adjusted Segment EBITDA and EBIT to net income, the most directly comparable measure calculated in accordance with GAAP, is provided in the Appendix included in this presentation. While management believes such measures are useful for investors, these measures should not be used as a replacement for financial measures that are calculated in accordance with GAAP. On February 28, 2023, Cactus, through one of its subsidiaries, completed its previously announced merger of the FlexSteel business (the “Merger”) through a merger with HighRidge Resources, Inc. and its subsidiaries (“HighRidge”). On February 27, 2023, in order to facilitate the Merger with HighRidge, an internal reorganization was completed in which Cactus Companies, LLC (“Cactus Companies”), a recently formed wholly-owned subsidiary of Cactus Inc., acquired all of the outstanding units representing ownership interests in Cactus Wellhead, LLC, the operating subsidiary of Cactus Inc. (the “CC Reorganization”). FlexSteel Holdings, Inc. was a wholly-owned subsidiary of HighRidge prior to the Merger and was converted into a limited liability company, contributed from HighRidge to Cactus Companies as part of the CC Reorganization and is now named FlexSteel Holdings, LLC (“FlexSteel”). Unless otherwise specifically noted herein or the context otherwise requires, information set forth herein with respect to periods prior to February 28, 2023 does not include the information of HighRidge. Accordingly, unless otherwise specifically noted herein or the context otherwise requires, information with respect to Cactus Inc. and its consolidated subsidiaries (the “Company”, “we”, “us”, “our” and “Cactus”) for the periods prior to February 28, 2023 refers only to Cactus and its consolidated subsidiaries prior to the Merger and does not include results and other information associated with HighRidge and the FlexSteel business. Forward-Looking Statements The information in this presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact included in this presentation, regarding our strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this presentation, the words “may,” “hope,” “potential,” “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on Cactus’ current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. We caution you not to place undue reliance on any forward-looking statements, which can be affected by assumptions used or by risks or uncertainties, including unanticipated challenges relating to the FlexSteel business. Consequently, no forward-looking statements can be guaranteed. When considering these forward-looking statements, you should keep in mind the risk factors and other factors noted in the Company’s Annual Report on Form 10-K, any Quarterly Reports on Form 10-Q and the other documents that the Company files from time to time with the Securities and Exchange Commission. These documents are available on the Company’s website at https://cactuswhd.com/investors/sec-filings/ or through the SEC’s Electronic Data Gathering and Analysis Retrieval (“EDGAR”) system at www.sec.gov. The risk factors and other factors noted therein could cause actual results to differ materially from those contained in any forward-looking statement. We disclaim any duty to update and do not intend to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation. Industry and Market Data This presentation has been prepared by Cactus and includes market data and other statistical information from third-party sources, including independent industry publications, government publications or other published independent sources. Some data is also based on Cactus’ good faith estimate. Although Cactus believes these third-party sources are reliable as of their respective dates, Cactus has not independently verified the accuracy or completeness of this information. Important Disclosures

3 ◼ Mr. Bender has served as President and CEO since co-founding Cactus Wellhead, LLC (“Cactus LLC”) in 2011. ◼ Mr. Bender previously was President of Wood Group Pressure Control from 2000 to 2011. ◼ Mr. Bender successfully built and monetized Ingram Cactus Company (sold to Cameron in 1996) and led Wood Group Pressure Control’s profitable expansion until its sale to General Electric in 2011. ◼ Mr. Bender graduated from Princeton University in 1975 with a Bachelor of Science in Engineering and from the University of Texas at Austin in 1977 with a Master of Business Administration. Scott Bender President & CEO Joel Bender Senior Vice President & Chief Operating Officer ◼ Mr. Bender has served as Senior Vice President and COO since co-founding Cactus LLC in 2011. ◼ Mr. Bender previously was Senior Vice President of Wood Group Pressure Control from 2000 to 2011. ◼ Mr. Bender successfully built and monetized Ingram Cactus Company (sold to Cameron in 1996) and led Wood Group Pressure Control’s profitable expansion until its sale to General Electric in 2011. ◼ Mr. Bender graduated from Washington University in 1981 with a Bachelor of Science in Engineering and from the University of Houston in 1985 with a Master of Business Administration. Steven Bender Vice President of Operations ◼ Mr. Bender has served as Vice President of Operations of Cactus LLC since 2011, managing all US service center and field operations. ◼ Mr. Bender previously was Rental Business Manager of Wood Group Pressure Control from 2005 to 2011. ◼ Mr. Bender graduated from Rice University in 2005 with a Bachelor of Arts in English and Hispanic Studies and from the University of Texas at Austin in 2010 with a Master of Business Administration. Steve Tadlock Vice President, Chief Financial Officer & Treasurer ◼ Mr. Tadlock joined Cactus in June 2017 and has served as Vice President, Chief Financial Officer & Treasurer, since March 2019. He has worked with Cactus LLC since its founding in 2011 as a Board Observer. ◼ Mr. Tadlock previously served as a Director and Chairman of Polyflow Holdings, LLC until his resignation in 2018. ◼ Mr. Tadlock previously worked at Cadent Energy Partners, where he served as a Partner from 2014 to 2017. ◼ Mr. Tadlock graduated from Princeton University in 2001 with a Bachelor of Science in Engineering and from the Wharton School at the University of Pennsylvania in 2007 with a Master of Business Administration. William Marsh Vice President of Administration and General Counsel ◼ Mr. Marsh has served as Vice President of Administration and General Counsel since May 2022. ◼ Mr. Marsh previously had been of counsel with the law firm of Bracewell LLP from 2021 to 2022. ◼ Mr. Marsh previously was with the Baker Hughes Company, most recently serving as Chief Legal Officer from 2013 to 2021. ◼ Mr. Marsh obtained a Bachelor of Science in Accounting in 1985 and a Juris Doctor in 1989 from Brigham Young University. Experienced Executive Team

4 Experienced Management Team with Significant Equity Ownership & Strong Industry Relationships Innovative and Differentiated Products & Services that Sustain Relative Margin Resilience A Leading Pure Play Equipment Solutions Provider for Onshore Markets Strong Margins and Free Cash Flow Generation Dynamic Operating and Manufacturing Capabilities 5 4 3 2 1 Through-Cycle Outperformance Investment Highlights

5 Products & Operations Overview Cactus designs, manufactures, sells and rents highly engineered products which generate improved drilling, completion and production efficiencies while enhancing safety 33.4% Margin 37.1% Margin Wellhead systems Production trees Spoolable pipe Frac Stacks Completion Equip. End Fittings Cactus Provides Service, Installation & Maintenance for its Equipment

Historical Financial Overview

Q1'23 Ann.[1] Rev. by Segment



Spoolable Technologies 34%
Pressure Control 66%

Revenue[1] ($ in millions)



$544
$628
$349
$439
$688
$1,184
$405
$779
Spoolable Technologies March Annualized[1]
2018
2019
2020
2021
2022
Q1 2023 Ann.

Adjusted EBITDA[1,2] ($ in millions)



$213
$229
$121
$120
$228
$400
$124
$276
Spoolable Technologies March Annualized[1]
2018
2019
2020
2021
2022
Q1 2023 Ann.

	2018	2019	2020	2021	2022	Q1 2023 Ann.
Adj. EBITDA[2] as % of Revenue	39%	36%	35%	27%	33%	34%

Selected Active Basins

- Bakken
- Eagle Ford
- Permian
- SCOOP/STACK
- DJ / Powder River
- Marcellus / Utica
- Haynesville
- Cooper, Australia

Adjusted EBITDA[2] – Net Capital Expenditures[3] as % of Revenue



27%
28%
30%
25%
29%
29%
2018
2019
2020
2021
2022
Q1 2023 Ann.

Source: Company filings.

Note: Historical financial data prior to March 2023 shown not inclusive of FlexSteel, which was acquired on Feb 28, 2023.

1) Q1 2023 annualized revenue utilizes 12 months of Spoolable Technologies March revenue and four quarters of Pressure Control Q1 revenue.

2) Q1 2023 annualized Adj. EBITDA utilizes 12 months of Spoolable Technologies March Adj. EBITDA and four quarters of Pressure Control Q1 Adj. EBITDA. EBITDA and Adjusted EBITDA are non-GAAP financial measures. The Appendix at the back of this presentation contains a reconciliation of EBITDA, Adjusted EBITDA, Segment EBITDA and Adjusted Segment EBITDA to net income, the most comparable financial measure calculated in accordance with GAAP.

3) Net Capital Expenditures equals net cash flows from investing activities less cash outflow for the acquisition of FlexSteel.

6

7 33% 16% 15% 10% 10% 9% 8% Peer C Peer A Peer D Peer F Peer E Peer B 33% 25% 21% 17% 13% 13% 12% Peer A Peer B Peer C Peer D Peer E Peer F Differentiated Margin Profile Through the Cycle Total Adjusted EBITDA Margin (2014 – 2022) (1)(2) Note: Historical Cactus data not inclusive of FlexSteel. Source: Factset, Company filings. 1) Peer data represents Adjusted EBITDA where available per company filings and presentations. Peers include: ChampionX, Core Laboratories, Dril-Quip, National Oilwell Varco, Oil States International and TechnipFMC. Cactus’ computation of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. TechnipFMC data represents FMC Technologies financial data from 2014 to 2016 and TechnipFMC plc data pro forma for the separation of Technip Energies for 2017 –2021. YTD 2022 represents the first three quarters of 2022. 2) Cactus data represents Adjusted EBITDA, defined as EBITDA excluding (gain) loss on debt extinguishment, stock-based compensation, severance expenses, non-cash adjustments for the revaluation of the liability related to the tax receivable agreement, and equity offering expenses. The Appendix at the back of this presentation contains a reconciliation of EBITDA and Adjusted EBITDA to net income, the most comparable financial measure calculated in accordance with GAAP. Adjusted EBITDA Margin is defined as Adjusted EBITDA expressed as a percentage of Revenue. 2022 Adjusted EBITDA Margin (1)(2) Strength of margin profile relative to peers maintained through the cycle

Technologically Advanced Pad Drilling Wellhead Systems

Cactus SafeDrill®



Conventional Wellhead



SafeDrill® Advantages

Safety	Time Savings
✓ Fewer trips into confined space (cellar)	✓ Eliminates time consuming BOP manipulation
✓ No BOP manipulation after intermediate casing has been installed	✓ No waiting on cement after running casing strings
✓ No "hot work" required to cut casing with torch	✓ Mandrel hangers, pack offs run and set through BOPs

8

Technologically Advanced Spoolable Pipe Systems

FlexSteel Spoolable Pipe



Steel Reinforcement
HDPE/PE-RT Shield
HDPE/PE-RT Liner

Conventional Steel Line Pipe



FlexSteel Advantages

Features	Operator Savings
✓ Durable and corrosion-resistant	✓ Lower maintenance cost for operators
✓ Faster installation times	✓ Lower cost to install
✓ Withstands cyclic loading	✓ Reduced operating field failures / reinstallations
✓ Lowest bend rating of any spoolable pipe	✓ Reduced need for special handling or bedding tools
✓ Pre-leak detection	✓ Captures permeated gases
✓ Large diameter	✓ Higher flowrates
✓ High pressure & temperature ratings	✓ Reliable in extreme conditions

9

Spoolable Pipe Applications Across the Industry Value Chain


Production Lines / Pipe-Under-Pad
Gathering Lines
Takeaway Lines
Wellhead
Tank Battery
Midstream Sales Meter
Refining / End Use
Multiphase Production
Gas Lift / CO^2
Oil / Gas / Water
CO^2 / CCUS
Oil / Gas / Water
CO^2 / CCUS
Cactus
Customer
E&P
E&P
Midstream
Diameter
Small/Medium
Larger
Largest


Consumable Sale
Associated Service
Spoolable Pipe
End Fittings
Installation
Maintenance

10

11 Differentiated Offerings Enable Customers to Meet ESG-Related Goals ◼ Equipment takes less time to install versus legacy offerings ◼ Enables customers to drill, complete and bring wells online faster ◼ Fewer people and less equipment on location ◼ Reduced carbon intensity per well ◼ Equipment enhances employee safety ◼ Automation of human- performed connections ◼ Routine tasks can be performed remotely ◼ Longer spooled length minimizes connections and fabrication required on-site ◼ Switching from diesel to solar powered generation in certain instances ◼ Spoolable pipe design enables capture and management of permeated gases ◼ Spoolable pipe design characteristics are well suited for CO2 transportation Faster Safer Cleaner

12 ◼ Headquarters located in Houston, TX ◼ U.S. manufacturing facilities located in Bossier City, LA and Baytown, TX ◼ Significant overlap in Cactus and FlexSteel service centers & yards ◼ Service centers support field operations and provide repair services ◼ Located in all key producing basins ◼ Flexible cost structure at branches & Bossier City Operational Footprint North American Operating Footprint U.S. Manufacturing Facilities: • Bossier City, Louisiana • Baytown, Texas Headquarters Manufacturing Service Centers / Yards Cactus locations FlexSteel locations

13 Global Operations ◼ Manufacturing facility located in China ◼ Established legacy business in Australia ◼ Cactus started to provide rental equipment in the Middle East in late 2021 ◼ Approved as vendor in key Middle East markets ◼ First wellhead/production tree sales in Middle East, Europe, Latin America and Africa in 2022 & 2023 ◼ FlexSteel products have been sold into over 20 countries Global Operating Footprint Established Cactus Wellhead Markets New Cactus Wellhead Markets 2022+ Manufacturing

14 Bossier City Facility Suzhou Facility ◼ Rapid-response manufacturing ◼ 5-axis computer numerically controlled machines ◼ “Just-in-time” capabilities for fast delivery time & parachute orders ◼ Expanded in 2018 and 2022 ◼ Less time-sensitive, high-volume wellhead equipment ◼ Wholly foreign owned enterprise (WFOE) ◼ Low cost of operation with low sensitivity to utilization ◼ Additional international sourcing also identified A Dynamic Manufacturing Advantage; Responsive, Scalable and Low Cost Scalable and Low Fixed Cost Manufacturing Footprint ◼ Produces 100% of FlexSteel equipment ◼ Only manufacturer to hydro-test all pipe before leaving its facility ◼ Third production line added in 2019 ◼ API and ISO certified Baytown Facility

15 Current ◼ Management is well incentivized as it owns over 18% of the business ◼ Performance-based stock compensation tied to Return on Capital Employed (“ROCE”) ◼ Management team has built the foundation of this company over more than four decades ◼ Track record of building and successfully monetizing similar businesses ◼ Strength of leadership and loyalty is attested by management and operating teams that joined from past ventures ICC sold to Cooper Cameron Corporation (1996) Scott Bender appointed President of Cactus Wellhead Equipment (“CWE”), a subsidiary of Cactus Pipe (1977) Cactus Pipe founded (1959) CWE Merges with Ingram Petroleum Services, forming Ingram Cactus Company (“ICC”) ◼ Scott and Joel Bender become President and VP Operations, respectively, of ICC (1986) Joel Bender appointed Vice President of CWE (1984) Scott and Joel Bender appointed President and SVP, respectively, of Wood Group Pressure Control (“WGPC”) Scott Bender leaves WGPC (2010) Scott and Joel Bender found Cactus LLC with 18 key managers (2011) WGPC Sold to GE Oil and Gas (2011) Steven Bender appointed Rental Business Manager of WGPC (2005) Cactus, Inc. IPO (2018) Cactus, Inc. initiates regular quarterly dividend (2019) 19801975 1985 1990 1995 2000 2005 2010 20151959 Experienced and Well Aligned Management Team with Strong Industry Relationships 2020 Cactus, Inc. acquires FlexSteel (2023) Cactus, Inc. announces inaugural share repurchase program (2023)

16 FTI DRQ WEIR NCSM SBO OIS HTG FET NOV 0.0% 10.0% 20.0% 30.0% 40.0% (10.0%) 0.0% 10.0% 20.0% 30.0% 40.0% Source: Company filings and Factset. Note: Adj. EBITDA Margins based on latest publicly available annual data. Cactus’ computation of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. Cactus data based on historical actuals and not pro forma for the FlexSteel acquisition. 1) Cactus EBIT = Adjusted EBITDA – depreciation and amortization. The Appendix at the back of this presentation contains a reconciliation of Adjusted EBITDA to net income, the most comparable financial measure calculated in accordance with GAAP. 2) ROCE reflects weighted average of 2017, 2018, 2019, 2020, 2021 and 2022. ROCE = (Adj. EBITDA less D&A) / (Average of the subject year and preceding year capitalization including capital leases). ChampionX ROCE data represents legacy Apergy for 2016 – 2019 and ChampionX for 2020, 2021 and 2022. 2022 Adjusted EBITDA Margin (%) ROCE(2) (2017 – 2022) (%) (1) Returns & Margins Have Outperformed Peers

17 80% (48%) WHD OSX Share Price Performance of Cactus vs. the OSX since IPO Note: Data based on share price performance from 2/7/2018 to 6/5/2023. Cactus 2/7/2018 price set as IPO price of $19 per share. Source: Factset Share Price Outperformed the OSX in 4 of 5 years since IPO Execution Has Driven Equity Outperformance 0%

18 Cactus’ Dividends & Associated Distributions to Members Paid Since 2018 ($ in millions) Source: Company filings and annual reports. 1) Although we intend to continue paying the quarterly dividend at the current levels, Cactus' future dividend policy is within the discretion of Cactus' board of directors and will depend upon then-existing conditions, including Cactus' results of operations, financial condition, capital requirements, investment opportunities, statutory and contractual restrictions on Cactus' ability to pay dividends and other factors Cactus' board of directors may deem relevant. Cactus Has Increased Shareholder Returns in Every Year Since Going Public and Announced its Inaugural Share Repurchase Program in June 2023 $0 $10 $20 $30 $40 2018 2019 2020 2021 2022 Steadily Increasing Return of Capital Profile (1)

19 ◼ Growth In Core Production Products ◼ Transition from legacy offerings to spoolable technologies still underway ◼ Increase customer penetration for larger-diameter gathering-based technologies ◼ Expand customer penetration for on-pad applications that connect to the wellhead ◼ Introduction of an additional market leading technology to Cactus’ customer base ◼ Expansion in the Midstream Segment ◼ Larger diameter capabilities required by relatively untapped customer base ◼ Customer count has significantly increased since 2020 ◼ Carbon Capture & Underground Storage (“CCUS”) ◼ Executed on first CCUS project for large independent operator in 2022 ◼ Actively engaged in multiple CCUS opportunities as market grows ◼ International ◼ International market penetration in relatively early stages ◼ Offshore ◼ Shallow-water product in late stages of development Multiple Avenues of Growth for Spoolable Technologies

Strong Balance Sheet & Low Capital Intensity

Balance Sheet & Capital Summary

- Bank debt of $75 million and approximate cash of $63 million as of May 31, 2023
  - Approximately $193 million availability on revolving credit facility as of May 31, 2023
  - In Q2 2023, paid $80 million of the term loan down as of May 31
- Full year 2023 net capital expenditure guidance of $45 to $55 million, inclusive of FlexSteel
- Modest maintenance capital expenditures requirements
- 2023 capital expenditure guidance driven by:
  - $7.0 million purchase of leased domestic facility in Q1
  - International manufacturing expansion
  - General maintenance

Adjusted EBITDA – Net Capital Expenditures ($ in millions)(2)(3)



$81
$144
$173
$103
$109
$202
2017
2018
2019
2020
2021
2022

Net Capital Expenditures(3) ($ in millions)



$31
$68
$56
$18
$12
$26
2017
2018
2019
2020
2021
2022

Proven track record of cash flow generation

Source: Company filings.

1) Excludes effects of deferred financing costs and capital leases.

2) Data not pro forma for the FlexSteel acquisition. EBITDA and Adjusted EBITDA are non-GAAP financial measures. Cactus defines Adjusted EBITDA as EBITDA excluding (gain) loss on debt extinguishment, stock-based compensation, non-cash adjustments for the revaluation of the liability related to the tax receivable agreement, and equity offering expenses. The Appendix at the back of this presentation contains a reconciliation of EBITDA and Adjusted EBITDA to net income, the most comparable financial measure calculated in accordance with GAAP.

3) Data not pro forma for the FlexSteel acquisition. Net Capital Expenditures equals net cash flows from investing activities.

20

21 Recent Developments ◼ On June 7th, 2023, the Company announced that the Board authorized a $150mm share repurchase program Second Quarter Updates Revised Outlook ◼ Pressure Control Q2 2023 ◼ Revenue expected to be flat to slightly up versus Q1 2023 due to better than expected customer activity relative to rig declines ◼ Expected Adjusted EBITDA margin of 34% - 36% ◼ Spoolable Technologies Q2 2023 ◼ Revenue expected to be $105 - $110 million ◼ Expected Adjusted EBITDA margin in the upper 30s%-range due to stronger activity and improved cost performance ◼ Management believes the ending Q2 2023 U.S. onshore rig count will be approximately 650 as rig drops are expected to continue through mid-year

22 3 4 5 6 7 At IPO Current Independent Directors Environmental Social Governance ◼ Cactus, Inc. is committed to reducing its and its industry’s impact on the environment. We will continue to strive to improve our products over time and to initiate more projects and activities that will further reduce our and our industry’s impact on the environment. ◼ Cactus, Inc. is dedicated to improving lives of our employees and the communities where they live. We have policies in place to protect human rights and to require ethical behavior by our employees and suppliers. We seek to make the world a better place by providing products that minimize environmental impact and by requiring fairness, equal opportunity and human dignity. ◼ Our board of directors believes that sound governance practices and policies provide an important framework to assist it in fulfilling its duty to stockholders ◼ Bylaws permit Eligible Stockholders to make nominations for election to the Board and to have those nominations included in the Company's proxy materials under certain circumstances Source: Company filings. ◼ All manufacturing facilities API and ISO certified to ensure the highest level of quality and safety ◼ Products & equipment reduce the need for personnel and equipment at the well site and our industry’s impact on the environment Cactus Is Committed to ESG Base Salary 14% STI Target 14% LTI 72% 86% at risk 2022 CEO Target Pay Mix

Appendix

24 Public 81% Management, Board & Select Employees 19% Ownership Profile(4) Company Organizational Structure Source: Company filings. 1) As of May 31, 2023. Excludes effect of dilutive securities. 2) As of June 5, 2023. Market capitalization utilizes total shares outstanding. 3) As of March 31, 2023. Net debt amount includes capital leases and excludes adjustments for deferred financing costs. 4) As of May 31, 2023. 5) Cactus Inc.’s ownership of Cactus Companies, LLC is inclusive of its 100% ownership in Cactus Acquisitions LLC. CC Unit Holders Public Investors Cactus, Inc.(5) (NYSE: WHD) Cactus Companies, LLC Operating Subsidiaries Ticker WHD (NYSE) Class A Shares Outstanding(1) 65mm Class B Shares Outstanding(1) 15mm Total Shares Outstanding(1) 79mm Market Capitalization(2) ~$2.7bn Net Debt(3) ~$0.1bn Quarterly Dividend Per Share $0.11 Annual Dividend Yield(2) 1.3% Company Profile Organizational Structure(1) Class A Common Stock (81.3% voting power) Class B Common Stock (18.7% voting power) 14.8mm CC Units (18.7% economic rights) 64.6mm CC Units (81.3% economic rights) 100% Class A & Class B Shareholders Have Equal Voting Rights

25 Manufacturer of a Unique Highly Engineered Product Products Sold Directly to End-Users Variable Cost Business With A Strong Margin Profile Modest Capital Requirements Enhance Free Cash Flow Leverages Cactus’ Infrastructure & Customer Base Attractive Growth Potential FlexSteel Met Cactus’ Acquisition Criteria

Non-GAAP Reconciliation

Important Disclosure Regarding Non-GAAP Measures

EBITDA and Adjusted EBITDA are not measures calculated in accordance with GAAP. EBITDA and Adjusted EBITDA are supplemental non-GAAP financial measures that are used by management and external users of our consolidated financial statements, such as industry analysts, investors, lenders and rating agencies. We define EBITDA as net income excluding net interest, income tax and depreciation and amortization. We define Adjusted EBITDA as EBITDA excluding severance expenses, revaluation of tax receivable agreement, (gain) loss on debt extinguishment, stock-based compensation, and transaction (acquisition or equity offering) related expenses. We define Adjusted EBITDA Margin as Adjusted EBITDA as a percentage of Revenue.

Our management believes EBITDA, Adjusted EBITDA and Adjusted EBITDA margin are useful, because they allow management to more effectively evaluate our operating performance and compare the results of our operations from period to period without regard to financing methods or capital structure, or other items that impact comparability of financial results from period to period. EBITDA and Adjusted EBITDA should not be considered as alternatives to, or more meaningful than, net income or any other measure as determined in accordance with GAAP. Our computations of EBITDA and Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. We present EBITDA, Adjusted EBITDA and Adjusted EBITDA margin because we believe they provide useful information regarding the factors and trends affecting our business.

($ in thousands)	Year Ended December 31,								Three Months Ended March 31,
	2022	2021	2020	2019	2018	2017	2016	2015	2023
Net income (loss)	$145,122	$67,470	$59,215	$156,303	$150,281	$66,547	($8,176)	$21,224	$52,288
Interest (income) expense, net	(3,714)	774	(701)	(879)	3,595	20,767	20,233	21,837	(1,002)
Income tax expense	31,430	7,675	10,970	32,020	19,520	1,549	809	784	1,940
EBIT	172,838	75,919	69,484	187,444	173,396	88,863	12,866	43,845	53,226
Depreciation and amortization	34,124	36,308	40,520	38,854	30,153	23,271	21,241	20,580	13,110
EBITDA	$206,962	$112,227	$110,004	$226,298	$203,549	$112,134	$34,107	$64,425	$66,336
Severance expenses	-	-	1,864	-	-	-	-	-	-
Revaluation of tax receivable agreement liability	1,910	(898)	555	(5,336)	-	-	-	-	(3,417)
Transaction related expenses	8,422	406	-	1,042	-	-	-	-	8,581
(Gain) loss on debt extinguishment	-	-	-	-	4,305	-	(2,251)	(1,640)	-
Revaluation of earn-out liability	-	-	-	-	-	-	-	-	(121)
Inventory step-up expense	-	-	-	-	-	-	-	-	4,191
Stock-based compensation	10,631	8,620	8,599	6,995	4,704	-	361	359	3,841
Adjusted EBITDA	$227,925	$120,355	$121,022	$228,999	$212,558	$112,134	$32,217	$63,144	$79,411
Revenue	$688,369	$438,589	$348,566	$628,414	$544,135	$341,191	$155,048	$221,395	$228,405
Net income (loss) margin	21.1%	15.4%	17.0%	24.9%	27.6%	19.5%	(5.3%)	9.6%	22.9%
Adjusted EBITDA margin	33.1%	27.4%	34.7%	36.4%	39.1%	32.9%	20.8%	28.5%	34.8%

*For the year ended December 31, 2014, we had EBITDA of $88.8 million, representing net income of $59.1 million, excluding net interest expense of $11.2 million, income tax expense of $0.3 million and depreciation and amortization of $18.2 million. There was no early extinguishment of debt in 2014. Stock-based compensation was $1.3 million in 2014. Adjusted EBITDA was equal to $90.1 million. Revenue was $259.5 million, Net Income margin was 22.8% and Adjusted EBITDA margin was 34.7%.

26

Non-GAAP Reconciliation

Important Disclosure Regarding Non-GAAP Measures

Segment EBITDA, Adjusted Segment EBITDA and Adjusted Segment EBITDA margin are not measures of net income as determined by GAAP but are supplemental non-GAAP financial measures that are used by management and external users of our consolidated financial statements, such as industry analysts, investors, lenders and rating agencies. We define Segment EBITDA as operating income including other non-operating income and excluding depreciation and amortization. We define Adjusted Segment EBITDA as Segment EBITDA excluding the other items outlined below.

Our management believes Segment EBITDA and Adjusted Segment EBITDA are useful because they allow management to more effectively evaluate our operating performance and compare the results of our operations from period to period without regard to financing methods or capital structure, or other items that impact comparability of financial results from period to period. Segment EBITDA and Adjusted Segment EBITDA should not be considered as alternatives to, or more meaningful than, net income or any other measure as determined in accordance with GAAP. Our computations of Segment EBITDA and Adjusted Segment EBITDA may not be comparable to other similarly titled measures of other companies. We define Adjusted Segment EBITDA margin as Adjusted Segment EBITDA divided by total revenue. We present this supplemental information because it believes it provides useful information regarding the factors and trends affecting our business.

($ in thousands)	Annualized Three Months Ended March 31, 2023[1]	Three Months Ended March 31, 2023	
		Pressure Control	Spoolable Technologies[2]
Revenue	$1,183,620	$194,655	$33,750
Operating income	200,744	$49,439	$249
Other non-operating income	15,120	3,417	121
Depreciation and amortization	93,384	7,992	5,118
EBITDA	$309,248	$60,848	$5,488
Revaluation of tax receivable agreement liability	(13,668)	(3,417)	-
Transaction related expenses	34,324	8,581	-
Revaluation of earn-out liability	(1,452)	-	(121)
Inventory step-up expense	50,292	-	4,191
Stock-based compensation	21,364	3,091	750
Adjusted EBITDA	$400,108	$69,103	$10,308
Adjusted EBITDA margin	33.8%	35.5%	30.5%

	Annualized Three Months Ended March 31, 2023	Three Months Ended March 31, 2023[2]
Operating income[1]	$200,744	$49,688
Interest income / (expense), net	$4,008	$1,002
Other non-operating income	14,152	3,538
Income before income taxes	$218,904	$54,228
Income tax expense	7,760	1,940
Net income	$211,144	$52,288
Operating income margin	17.0%	21.8%
Net income margin	17.8%	22.9%

1) Represents the sum of (a) Pressure Control for the three months ended March 31, 2023 multiplied by four quarters and (b) Spoolable Technologies for the one month ended March 31, 2023 multiplied by twelve months.
2) Represents one month of Spoolable Technologies results from the close of the acquisition on February 28, 2023.

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28 Alan Boyd Director of Corporate Development & Investor Relations 713-904-4669 IR@CactusWHD.com Investor Relations Contact